EX-32.1 4 digitaltown10k022811ex32-1.htm CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 1350

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert B. Castle, the Chief Executive Officer and President of DigitalTown, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended February 29, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2012	Signed:	/s/ Robert B. Castle

	Name:	Robert B. Castle
	Title:	Chief Executive Officer & President Principal Executive Officer